MUTUAL FUND SERIES TRUST

Catalyst/Warrington Strategic Program Fund

Class A: CWXAX Class C: CWXCX Class I: CWXIX

(the “Fund”)

August 29, 2025

This information supplements certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2024, as supplemented.

Effective on or about November 1, 2025, the Fund’s name will change to “Catalyst Systematic High Income Fund”.

Also effective on or about November 1, 2025, the Fund’s investment objective will change to the following:

“The Fund’s objective is income and long-term capital appreciation.”

This change to the Fund’s investment objective is related to planned changes to the Fund’s investment strategy. Following regulatory review, these changes will be set forth in a new Prospectus, Summary Prospectus and Statement of Additional Information, each to be dated on or about November 1, 2025.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and the Statement of Additional Information for the Fund, each dated November 1, 2024, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to Catalyst Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.